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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): April 8, 1998




                       Commission file number 33-97752
                              VAN DE KAMP'S, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           DELAWARE                                         43-172518
           --------                                         ---------
(State or Other Jurisdiction of               (IRS Employer Identification No.)
 Incorporation or Organization)

                          1000 St. Louis Union Station
                            St. Louis, Missouri 63103
           (Address of Principal Executive Office, Including Zip Code)

                                 (314) 241-0303
              (Registrant's Telephone Number, Including Area Code)

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Item 1.  Change in Control

         There has been a change in control of Van de Kamp's, Inc. (the "Company"), as described below. Prior to April 8, 1998, 100% of the Company's voting securities was directly held by VDK Holdings, Inc. ("VDK Holdings"), and 100% of the VDK Holdings' voting securities was directly held by VDK Foods LLC ("VDK LLC"). Accordingly, 100% of the Company's voting securities was indirectly held by VDK LLC. As of the Change in Control Event (defined below), Aurora/VDK LLC ("New LLC") directly holds 100% of the VDK Holdings' voting securities, VDK Holdings continues to hold directly 100% of the Company's voting securities, and MBW Investors LLC ("MBW LLC") and VDK LLC directly hold 55.5% and 44.5%, respectively, of the voting interests in New LLC and, therefore, indirectly hold 55.5% and 44.5%, respectively, of the Company's voting securities.

         On April 8, 1998, MBW LLC and VDK LLC formed New LLC. MBW LLC contributed 100% of the stock of Aurora Foods Holdings Inc., and VDK LLC contributed 100% of the stock of VDK Holdings, to New LLC (the "Contribution"). In return for the Contribution, MBW LLC was issued 55.5% of the voting interests in New LLC plus a right to receive a special $8.5 million priority distribution from New LLC, and VDK LLC was issued 44.5% of the voting interests in New LLC plus a right to receive a special $42.4 million priority distribution from New LLC (the "Change in Control Event").

         The amount and source of consideration used by MBW LLC and VDK LLC for their acquisition of interests in New LLC were their equity holdings in Aurora Foods Holdings Inc. and VDK Holdings, respectively.

Securityholders Agreement

         In connection with the formation of New LLC and the Contribution, New LLC, MBW LLC, VDK LLC and substantially all of the members (based on percentage interests) of MBW LLC and VDK LLC (the parties signatories thereto collectively, the "Stockholders") entered into a Securityholders Agreement (the "Securityholders Agreement"), dated as of April 8, 1998, which sets forth certain rights and obligations of the Stockholders and New LLC and its subsidiaries, including the Company. The following discussion summarizes the terms of the Securityholders Agreement that the Company believes are material to the manner in which Directors of the Company are elected and the manner in which other significant actions by the Company are taken. This summary is qualified in its entirety by reference to the full text of the Securityholders Agreement, which is filed as an Exhibit to this Form 8-K.

         For the purposes of the following discussion, the terms "Fenway", "MDC", "Dartford", "UBS" and "Tiger Oats" shall have their respective meanings as set forth in the



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Securityholders Agreement. The Securityholders Agreement provides that the
Board of Directors of New LLC and each of its subsidiaries, including the Company, shall initially each consist of ten members, of which Fenway will designate three (each a "Fenway Designee" and collectively, the "Fenway Designees"), MDC will designate three (each an "MDC Designee" and collectively, the "MDC Designees"), Dartford will designate two (each a "Dartford Designee" and collectively, the "Dartford Designees"), UBS will designate one (the "UBS Designee") and Tiger Oats will designate one (the "Tiger Designee"). In the event that New LLC or one of its subsidiaries (which could include the Company) consummates an initial public offering, the Securityholders Agreement provides that the Board of Directors of the public company and each of its subsidiaries, including the Company, will initially consist of the designees set forth above. For so long as Ian R. Wilson is Chairman and Chief Executive Officer of New LLC or the public company, Mr. Wilson will be one of the Dartford Designees. Upon the election of an independent director to the Board of Directors of the public company who is mutually acceptable to two of the three of Fenway, MDC and Dartford, the number of directors will be increased to 11. Upon the election of a second independent director to the Board of Directors of the public company, who is mutually acceptable to two of the three of Fenway, MDC and Dartford the UBS Designee will resign from the Board of Directors of the public company and thereafter UBS is not entitled to have any designee elected to the Board of Directors. Upon the appointment of a new Chief Executive Officer other than Ian R. Wilson to the Board of Directors of the public company, the Tiger Designee will resign from the Board of Directors of the public company and thereafter Tiger Oats is not entitled to have any designee elected to the Board of Directors of the public company. Because the Securityholders Agreement provides that the Board of Directors of the Company will be the same as the Board of Directors of the public company, the Board of Directors of the Company will change in the manner set forth above.

         After an initial public offering by New LLC or one of its subsidiaries, the number of Fenway Designees or MDC Designees on the Board of New LLC and its subsidiaries, including the Company, will (i) decrease to two when the number of shares of common stock beneficially owned by Fenway or MDC, as the case may be, is less than 50% of the total number of shares of common stock of the public company held by MDC on the closing of such initial public offering (excluding any shares held under a proxy), (ii) decrease to one when the number of shares of common stock of the public company beneficially owned by Fenway or MDC, as the case may be, is less than 5% of the total number of shares of common stock of the public company outstanding at the closing of such public offering, and (iii) decrease to zero when the number of shares of common stock of the public company beneficially owned by Fenway or MDC, as the case may be, is equal to zero. The number of Dartford Designees will (i) decrease to one when the number of shares of common stock of the public company beneficially owned by Dartford is less than 5% of the total number of shares of common stock outstanding at the closing of the initial public offering and (ii) decrease to zero when the number of shares of common stock of the public company beneficially owned by Dartford is equal to zero. Because the Securityholders Agreement provides that the Board of the Company will be the same as the Board of the public company, the Board of the Company will change in the manner set forth above.

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         The Securityholders Agreement provides, in general, that the Board of New LLC and its subsidiaries, including the Company, will act by majority vote. However, the affirmative consent of Fenway and MDC is required for the following actions: (a) issuance by New LLC or any subsidiary, including the Company, of additional equity, including by way of a public offering, or the approval or adoption of any option or equity incentive plan or any material non-equity incentive plan; (b) merger, consolidation, recapitalization, liquidation or other reorganization with respect to New LLC or any subsidiary, including the Company, or any sale of any business before an initial public offering if the transaction value is at least $100,000,000 and after an initial public offering, sale of a business representing at least 50% of the pre-transaction consolidated revenues, assets, or EBITDA of New LLC and its subsidiaries for the most recently completed four fiscal quarters; (c) acquisition of stock or assets by the Company or a subsidiary before an initial public offering if the transaction value is at least $100,000,000 and after an initial public offering, where the revenues, assets or EBITDA of the business to be acquired represents more than 50% of the pre-transaction consolidated revenues, assets or EBITDA of New LLC and its subsidiaries for the most recently completed four fiscal quarters; and (d) removal or termination of Ian R. Wilson as Chief Executive Officer or the hiring or termination of any subsequent Chief Executive Officer. The above-mentioned approval rights of MDC and Fenway will expire on the earlier of (i) the date that is 30 months after the closing of a public offering by New LLC or one of its subsidiaries, or (ii) with respect to either Fenway or MDC, such time as it shall not beneficially own a number of shares of common stock of the public company equal to at least 50% of the shares of common stock of the public company beneficially owned by MDC (excluding any shares held under a proxy) at the closing of a public offering by New LLC or one of its subsidiaries.

Beneficial Ownership

         100% of the Company's common stock is held directly by VDK Holdings. New LLC holds directly 100% of VDK Holdings' outstanding stock. The voting interests of New LLC are held directly 55.5% by MBW LLC and 44.5% by VDK LLC. The beneficial ownership of the voting securities of the Company depends on the action for which a vote is required. The election of directors of the Company will be determined pursuant to the Securityholders Agreement as described above. Certain significant actions by the Company require the consent of MDC and Fenway under the Securityholders Agreement, as described above. All other actions requiring the affirmative vote of the Company's stockholders may be effected by the vote of a majority of the voting interests of MBW LLC and VDK LLC taken together as a single class, pursuant to the Securityholders Agreement. The percentage of voting interests of the combined MBW LLC and VDK LLC group is set forth on Schedule B to the Securityholders Agreement. The following table sets forth certain information regarding the beneficial ownership of the voting membership interests in MBW LLC and VDK LLC by each person who is known to the Company to be the beneficial owner of more than 5% of such voting interests.




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

                                                       MBW LLC                 VDK LLC
                                                   Voting Interests       Voting Interests
                                                  Beneficially Owned     Beneficially Owned
                                                --------------------     ------------------
                                                  Number     Percent      Number    Percent
                                                ----------   -------     --------  --------
Name and
Address of Owner
----------------
Fenway Partners Capital Fund, L.P.(1)             35,480.9     25.0%     62,430.4     54.3%
152 West 57th Street
New York, NY 10019

McCown De Leeuw & Co. III, L.P.(2)(3)             94,019.2     66.3%            0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025

McCown De Leeuw & Co. III (Europe), L.P.(2)       94,019.2     66.3%            0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025

McCown De Leeuw & Co. III (Asia), L.P.(2)         94,019.2     66.3%            0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025

Gamma Fund LLC(2)                                 94,019.2     66.3%            0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025

McCown De Leeuw & Co. IV, L.P.(2)                 94,019.2     66.3%            0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025



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

                                                       MBW LLC                 VDK LLC
                                                   Voting Interests       Voting Interests
                                                  Beneficially Owned     Beneficially Owned
                                                --------------------     ------------------
                                                  Number     Percent      Number    Percent
                                                ----------   -------     --------  --------
Name and
Address of Owner
----------------
Delta Fund LLC(2)                                 94,019.2    66.3%             0      0.0%
c/o McCown De Leeuw & Co.
3000 Sand Hill Road
Building 3, Suite 290
Menlo Park, CA 94025

California Public Employees' Retirement           21,538.4    15.2%             0      0.0%
System(2)
Lincoln Plaza, 400 P Street
Sacramento, CA 95814

Dartford Partnership L.L.C.(4)                     8,173.1     5.8%       6,537.1      5.7%
456 Montgomery Street, Suite 2200
San Francisco, CA 94104

Tiger Oats Limited(5)                                    0     0.0%      22,410.7     19.5%
85 Bute Lane
Sandown, Sandton 2196
Republic of South Africa

UBS Capital LLC(6)                                       0     0.0%      22,410.7     19.5%
299 Park Avenue, 34th Floor
New York, NY 10171


--------------------
(1)      Includes 660.31 and 495.54 voting interests in MBW LLC and 479.96 and
         266.52 voting interests in VDK LLC held by FPIP, LLC and FPIP Trust LLC, respectively, as assignees of Fenway Partners Capital Fund,
         L.P. (the "Fenway Fund"). The general partner of the Fenway Fund is Fenway Partners, L.P., a Delaware limited partnership, whose general partner is Fenway Partners Management Inc., a Delaware corporation. FPIP, LLC and FPIP Trust, LLC are entities formed by the investment professionals of Fenway Partners, Inc. to make co-investments along side the Fenway Fund. The managing member of each of FPIP, LLC and FPIP Trust, LLC is Fenway Partners, Inc. Peter Lamm, Richard Dresdale, and Andrea Geisser, who are or will be elected as directors of the Company, are directors and officers of each of Fenway Partners Management, Inc. and Fenway Partners, Inc. and as such may be deemed to have the power to vote or dispose of the voting interests held by the Fenway Fund, FPIP, LLC and FPIP Trust LLC. Each of Messrs. Lamm, Dresdale and Geisser has no direct ownership of any voting interests in MBW LLC or VDK LLC and disclaims beneficial ownership of any of such interests except to the extent of their direct or indirect partnership interests in the Fenway Fund, FPIP, LLC and FPIP Trust LLC.

(2) Includes 34,655.8 voting interests held by McCown De Leeuw & Co. III, L.P. ("MDC III"), an investment partnership whose general partner is MDC Management Company III, L.P. ("MDC"), 2,460.3 voting interests held by McCown De Leeuw & Co. III (Europe), L.P., an investment partnership whose general partner is MDC, 576.6 voting interests held by McCown De Leeuw & Co. III (Asia), L.P., an investment partnership whose general partner is MDC Management Company IIIA, L.P. ("MDC IIIA"), 749.7 voting interests held by Gamma Fund LLC, a California limited liability company, 33,076.9 voting interests held by McCown
         De Leeuw & Co. IV, L.P., an investment partnership whose general partner is MDC Management Company IV, L.P. ("MDC IV") and 961.5 voting interests held by Delta Fund LLC, a California limited liability company. In addition, under an irrevocable proxy, MDC III has the power to vote the 21,538.4 voting interests held by California Public Employees Retirement System. The voting members of Delta Fund LLC and Gamma Fund LLC are George E. McCown, David E. De Leeuw, David E. King, Robert B. Hellman, Jr., Charles Ayres, and Steven A. Zuckerman, who are also the only general partners of MDC, MDC IIIA and MDC IV. Messrs. De Leeuw & Ayres are to be elected as directors of the Company. Voting and dispositive decisions regarding the securities are made by Mr.



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         McCown and Mr. De Leeuw, as Managing General Partners of each of MDC,
         MDC IIIA, and MDC IV, who together have more than the required two-thirds-in-interest vote of the Managing General Partners necessary to effect such decision on behalf of such entity. Voting and dispositive decisions regarding securities owned by Delta Fund LLC and Gamma Fund LLC are made by a vote or consent of a majority in number of the voting members of Gamma Fund LLC and Delta Fund LLC. Each of Messrs. McCown, De Leeuw, King, Hellman, Ayres, and Zuckerman have no direct ownership of any voting interests and disclaim beneficial ownership of any such interests except, in the case of Gamma Fund
         LLC and Delta Fund LLC, to the extent of their proportionate membership interests.

(3) Under an irrevocable proxy, California Public Employees Retirement System has granted McCown De Leeuw & Co. III, L.P. the right to vote all of the voting interests it holds.

(4) Includes 80 voting interests of MBW LLC and 685.7144 voting interests of VDK LLC transferred to a trust for the benefit of certain family members of Ian R. Wilson, an aggregate of 200 voting interests of MBW LLC and 400 voting interests of VDK LLC transferred to trusts for the benefit of certain family members of Ray Chung, and 84.615 voting interests of MBW LLC and 110 voting interests of VDK LLC transferred to certain family members and trusts for the benefit of certain family members of James B. Ardrey. Such permitted transferees of Dartford Partnership L.L.C. ("Dartford") are included under the Securityholders Agreement in determining the number of persons Dartford may designate to the Board of Directors of a public company and the Board of Directors of the Company; however, Dartford disclaims beneficial ownership of such voting interests. Mr. Ian R. Wilson is the managing partner, and Messrs. James B. Ardrey and Ray Chung and Ms. M. Laurie Cummings are partners, of Dartford and, as such, they may be deemed to have the power to vote or dispose of Dartford's voting interests. Messrs. Wilson and Ardrey are directors of the Company. Each of Messrs. Wilson, Ardrey, and Chung and
         Ms. Cummings have no direct ownership of any voting interests held by Dartford or its permitted transferees and disclaim beneficial ownership of any such interests.

(5) As of August 31, 1996, Tiger Oats' interests in VDK LLC have been held by Gloriande (Luxembourg) SarL, a corporation organized under the laws of Luxembourg ("Gloriande"), which is the record owner of the Company's Common Stock. Gloriande is an indirect wholly-owned subsidiary of Tiger Oats. Prior to August 31, 1996, Tiger Oats' interests in VDK LLC were held by National Sun Industries, Inc., a North Dakota corporation ("National Sun") and an indirect wholly-owned subsidiary of Tiger Oats. The shares of capital stock of Tiger Oats are traded publicly on the Johannesburg Stock Exchange. Mr. Clive A. Apsey, who is a director of the Company, is a director of Tiger Oats and as such may be deemed to have the power to vote or dispose of any of the voting interests deemed beneficially owned by Tiger Oats. Mr. Apsey disclaims beneficial ownership of any such interests.

(6) UBS is a wholly-owned indirect subsidiary of Union Bank of Switzerland. The shares of capital stock of Union Bank of Switzerland are publicly held. Mr. Charles J. Delaney, a director of the Company, is the President of UBS and disclaims beneficial ownership of the voting interests held by UBS.


Item 5.  Other Events

         Certain 12% Senior Subordinated Notes due 2005 (the "VDK Notes") were issued under an Indenture, dated as of September 15, 1995 (the "VDK Indenture"), between the Company and Harris Trust and Savings Bank, as Trustee. The terms of the VDK Notes provide, inter alia, that within 30 days after a Change of Control, the Company is required to offer to purchase (the "Buyback") the VDK Notes at 101% of their principal amount plus accrued interest.

         The Change of Control Event constitutes a Change of Control under the VDK Notes. Accordingly, in connection with the Buyback, the Company has made arrangements pursuant to a Commitment Letter dated April 8, 1998 between the Chase Manhattan Bank,



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Chase Securities, Inc. and the Company for a standby credit facility with respect to the VDK Notes to provide funding for the Buyback.


Item 7.  Exhibits

         4.1 Securityholders Agreement, dated as of April 8, 1998, by and among Aurora/VDK LLC, MBW Investors LLC, VDK Foods LLC and the other parties signatory thereto.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    VAN DE KAMP'S, INC.



Date: April 21, 1998                By /s/ Thomas O. Ellinwood
                                      ------------------------------------
                                      Thomas O. Ellinwood
                                      President




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